Exhibit 99.1

The Hallwood Group Incorporated

3710 Rawlins, Suite 1500 • Dallas, Texas 75219 • 214.528.5588 • Fax: 214.393.0233

FOR IMMEDIATE RELEASE

Contact:	Richard Kelley, Chief Financial Officer

800.225.0135 • 214.528.5588

HALLWOOD GROUP ANNOUNCES

$3.00 PER SHARE INCREASE IN MERGER CONSIDERATION AND SETTLEMENT OF RELATED CLASS ACTION

Dallas, Texas, February 7, 2014 — The Hallwood Group Incorporated (NYSE MKT: HWG) (the “Company”) today announces that it has reached a settlement in a purported class and derivative action which, subject to court approval, will increase the Merger Consideration by $3.00 per share, from $10.00 to $13.00 per Share, less any incentive fee and attorneys’ fees that may be awarded by the Court.

As previously announced, on June 4, 2013, the Company, Hallwood Financial Limited, a corporation organized under the laws of the British Virgin Islands (“Parent”), and HFL Merger Corporation, a Delaware corporation and wholly owned subsidiary of the Parent (“Merger Sub”), entered into an Agreement and Plan of Merger, as amended on July 11, 2013 (the “Merger Agreement”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent. Parent is controlled by Anthony J. Gumbiner, Chairman and Chief Executive Officer of the Company, and Parent currently owns 1,001,575, or 65.7%, of the issued and outstanding shares of common stock, par value $0.10 per share, of the Company. (Capitalized terms used but not defined in this Press Release shall have the meanings ascribed to them in the Merger Agreement.)

Section 2.1(a) of the Merger Agreement provides, among other things, that at the Effective Time, each Share (other than Excluded Shares and any Dissenting Shares) will be converted automatically into and will thereafter represent the right to receive $10.00 in cash, without interest (the “Original Merger Consideration”).

On August 23, 2013, Gary L. Sample (“Plaintiff”) filed a purported class and derivative action in the Court of Chancery of the State of Delaware (the “Court”) against the parties to the Merger Agreement and certain directors and officers of the Company (collectively, the “Defendants”), asserting, among other things, that the Original Merger Consideration was unfair and did not reflect the true value of the Company and all of its assets (the “Litigation”).

On February 7, 2014, Plaintiff and the Defendants (together, the “Parties”) entered into a Stipulation of Settlement (the “Stipulation”), by and through their respective attorneys, whereby the Parties agreed that, in order to resolve the Litigation, the parties to the Merger Agreement would, among other actions, amend the Merger Agreement to increase the Merger Consideration by $3.00 per share, from $10.00 per Share to $13.00 per Share, less any incentive fee and attorneys’ fees that may be awarded by the Court to Plaintiff and Plaintiff’s counsel in accordance with the Stipulation (the “Increased Merger Consideration”). The Defendants specifically deny that they have engaged in any wrongdoing, deny that they committed any violation of law, deny that they breached any fiduciary duties, and deny liability of any kind to Plaintiff, the Company, or its stockholders. The Increased Merger Consideration will be paid if the settlement set forth in the Stipulation (the “Settlement”) is approved by the Court and the Merger is consummated pursuant to the terms of the Merger Agreement as amended by the Second Amendment to the Merger Agreement, which was entered into by the Company, Parent, and Merger Sub as of February 7, 2014 (the “Second Amendment”).

The Board of Directors of the Company, by affirmative vote of all of the members of the Board of Directors of the Company other than Mr. Gumbiner, acting upon the unanimous recommendation of the Special Committee, has (i) reaffirmed its original determination that the Merger is substantively and procedurally fair to the Company’s minority and unaffiliated stockholders; (ii) declared that it is advisable and in the best interests of the Company and its minority stockholders that the Increased Merger Consideration be accepted in connection with the Settlement in order to resolve the Litigation and as an additional benefit to the Company’s minority stockholders if the Settlement is approved by the Court and the Merger is consummated pursuant to the terms of the Merger Agreement as amended by the Second Amendment; (iii) approved the execution, delivery and performance of the Second Amendment; and (iv) resolved to recommend adoption by the stockholders of the Company of the Merger Agreement as amended by the Second Amendment.

If the Settlement is approved by the Court, all known and unknown claims against the Defendants relating to the Litigation, the Merger, the Settlement, and investments in securities issued by the Company between November 6, 2012 and the date of the Merger will be released, including derivative claims. If the Court does not approve the Settlement, the Settlement and any actions to be taken with respect to the Settlement will be of no further force or effect and will be null and void, provided, however, that any amendment to the Merger Agreement entered into by the parties thereto shall remain in effect. In the event that the Court does not approve the Settlement, the parties to the Merger Agreement have agreed to proceed with the consummation of the Merger based on the Original Merger Consideration of $10.00 per Share, without the $3.00 per Share increase to the Merger Consideration contemplated by the Second Amendment, which would involve the resolicitation of stockholder approval at such price.

The Company has filed a preliminary proxy statement with the SEC relating to the holding of a special meeting of its stockholders for the adoption of Merger Agreement. In the near future, the Company expects to file with the SEC, and subsequently mail to its stockholders, a definitive proxy statement, and currently expects that the special meeting of stockholders will be held in March or April 2014.

The foregoing information only describes certain terms of the Merger Agreement, as amended by the Second Amendment, and is not a complete description of all of the parties’ rights and obligations under the Merger Agreement, as amended by the Second Amendment. For the complete terms, please read: (a) the Merger Agreement filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on June 5, 2013, (b) the Amendment filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 12, 2013, and (c) the Second Amendment filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 7, 2014.

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements generally can be identified by the use of forward-looking terminology, such as “may,” “might”, “will,” “would,” “expect,” “intend,” “could,” “estimate,” “should,” “anticipate”, “doubt” or “believe.” The Company intends that all forward-looking statements be subject to the safe harbors created by these laws. All statements other than statements of historical information provided herein are forward-looking and may contain information about financial results, economic conditions, trends, and known uncertainties. All forward-looking statements are based on current expectations regarding important risk factors. Many of these risks and uncertainties are beyond the Company’s ability to control, and, in many cases, the Company cannot predict all of the risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements. Actual results could differ materially from those expressed in the forward-looking statements, and readers should not regard those statements as a representation by the Company or any other person that the results expressed in the statements will be achieved. Important risk factors that could cause results or events to differ from current expectations are described in the Company’s annual report on Form 10-K for the year ended December 21, 2012 under Item 1A –“Risk Factors”. These factors are not intended to be an all-encompassing list of risks and uncertainties that may affect the operations, performance, development and results of the Company’s business. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to release publicly the results of any revisions to these forward-looking statements which may be made to reflect events or circumstances after the date hereof, including without limitation, changes in its business strategy or planned capital expenditures, growth plans, or to reflect the occurrence of unanticipated events, although other risks and uncertainties may be described, from time to time, in the Company’s periodic filings with the SEC.

~ END ~